UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04892
                                   ----------

                           TEMPLETON GROWTH FUND, INC.
                         ------------------------------
              (Exact name of registrant as specified in charter)


             500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394-3091
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 2/28/05
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS



                               [GRAPHIC OMITTED]

                                                               FEBRUARY 28, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     SEMIANNUAL REPORT AND SHAREHOLDER LETTER                  |     GLOBAL
--------------------------------------------------------------------------------

                                                      WANT TO RECEIVE
                    [GRAPHIC OMITTED]                 THIS DOCUMENT
                                                      FASTER VIA EMAIL?
               TEMPLETON GROWTH FUND, INC.
                                                      Eligible shareholders can
                                                      sign up for eDelivery at
                                                      franklintempleton.com.
                                                      See inside for details.

--------------------------------------------------------------------------------

                                   [LOGO](R)
                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS

                    Franklin  o  TEMPLETON  o  Mutual Series

                             Franklin Templeton Investments

                             GAIN FROM OUR PERSPECTIVE

                             Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE        Each of our portfolio management groups operates
                             autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                             FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                             TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

                             MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION         Because our management groups work independently
                             and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities.
                             That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST    At Franklin Templeton Investments, we seek to
                             consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Templeton Growth Fund .....................................................    3

Performance Summary .......................................................    7

Your Fund's Expenses ......................................................   10

Financial Highlights and Statement of Investments .........................   12

Financial Statements ......................................................   22

Notes to Financial Statements .............................................   26

Shareholder Information ...................................................   36

--------------------------------------------------------------------------------



Semiannual Report

Templeton Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Growth Fund seeks long-term capital growth. Under normal market conditions, the Fund invests mainly in the equity securities of companies located anywhere in the world, including emerging markets.

--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Templeton Growth Fund's semiannual report for the period ended February 28, 2005.

PERFORMANCE OVERVIEW

For the six months under review, Templeton Growth Fund - Class A posted a 17.15% cumulative total return. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which posted a 15.24% total return for the same period.(1) Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research. We are pleased with this short-term performance, but place more significance on the long-term performance delivered by our consistent investment strategy. For the 10-year period ended February 28, 2005, Templeton Growth Fund - Class A delivered a 206.43% cumulative total return, compared with the MSCI World Index's 128.82% cumulative total return for the same period.(1) You can find more performance data in the Performance Summary beginning on page 7.

ECONOMIC AND MARKET OVERVIEW

For the six months under review, the global economy generally continued to expand. In fourth quarter 2004, gross domestic product (GDP) increased at annualized rates of 3.8% in the U.S. and 9.5% in China.(2) For the same quarter, GDP grew an annualized 1.7% in Canada, while rising 2.8% in the

(1) Source: Standard & Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2)   Source: National Bureau of Statistics of China.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 17.


                                                           Semiannual Report | 3

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets as of 2/28/05

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL]

Europe                                       46.5%
North America                                25.4%
Asia                                         16.3%
Latin America                                 0.9%
Australia & New Zealand                       0.8%
Middle East & Africa                          0.3%
Short-Term Investments & Other Net Assets     9.8%

U.K. and 1.6% in the euro zone.(3) Japan's GDP rose only 0.5% annualized.(4) Industrial metals and several other commodity prices rose particularly due to increased demand from China. While Chile, Brazil, Canada, Australia and Argentina benefited from strong overall demand for natural resources, Mexico and other oil-exporting countries benefited specifically from high oil prices.

Investors' major concerns during the six months were rising energy costs (oil prices reached a high of $56 in October 2004) and the large U.S. budget and current account deficits.(5) Offsetting this, relatively low inflation and short-term interest rates supported global stock market levels, despite recent rate increases by the U.S. Federal Reserve Board and other central banks. An additional factor was the large number of companies that returned cash to shareholders during the period through rising dividends and share repurchases.

During the six-month period under review, the MSCI World Index's total return was 15.24% and the MSCI Emerging Markets Index's was 35.36%, in U.S. dollars.(6) In local currencies, their respective total returns were 11.12% and 23.89%.(6) For most of the period, the majority of the world's currencies strengthened in relation to the U.S. dollar. However, the U.S. dollar's protracted decline versus these currencies reversed course in January 2005, as the dollar appreciated. Still, the currency effect benefited U.S.-based investors who invested in non-U.S. equities from developed and emerging market countries, as local currency returns were boosted when translated into a weaker U.S. dollar.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look worldwide, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company's potential for earnings and growth over a five-year horizon.

(3)   Sources: Statistics Canada; Office for National Statistics (U.K.);
      Eurostat.

(4)   Source: Japan Cabinet Office.

(5)   Source: U.S. Department of Energy.

(6) Source: Standard & Poor's Micropal. See footnote 1 for a description of the MSCI World Index. The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.


4 | Semiannual Report

MANAGER'S DISCUSSION

Our bottom-up investment strategy frequently results in a portfolio that has a very different geographic and industry mix compared to the Fund benchmark, the MSCI World Index. In particular, the Fund had a large overweighted exposure to the U.K. and a large underweighted exposure to the U.S. during the reporting period. Both factors contributed positively to performance in the six months under review. Good stock selection in the consumer discretionary, financials and health care sectors was also a positive factor in the Fund's outperformance relative to its benchmark.(7) The holdings in cash and short-term investments were a drag on performance in a rising market.

The Fund invested in a range of existing and new holdings during the reporting period. The exposure to the U.S. remained low at only 28.5% of the Fund, but we made new investments in El Paso and H&R Block. El Paso is a natural gas pipeline and production company, emerging from an extensive restructuring and asset sale program. Our analysis indicated that the company traded at an attractive discount to the sum of its parts. H&R Block, a tax preparation and services provider, is well capitalized and highly cash generative, with a very good track record of returning cash to shareholders.

The global pharmaceutical sector performed poorly during the six-month period. As a result, we identified an increasing number of opportunities that we believe were undervalued on a five-year view, consistent with our strategy. Although the industry faced a number of challenges in patent expirations, generic competition, pricing pressure and the high profile withdrawal of some leading drugs from the market, stock valuations fell to levels last seen in the early 1990s. The Fund added to holdings in Pfizer and Bristol-Myers Squibb. Although the exposure to pharmaceuticals was a drag on performance during the period, we believed the price weakness represented an opportunity to buy long-term value.

We also identified opportunities overseas. In Japan, the Fund added to investments in Fuji Photo Film and Olympus. Fuji Photo Film has leading technology in a variety of imaging and film applications. It is best known for its film and cameras but is also strong in copiers, printers and medical imaging. With ample cash flow, the company benefited from increasing demand for LCD screens. Olympus is a household name for digital cameras, but its main earnings contributor is actually flexible endoscopes, where it has a 70% market share. The Fund also purchased a new holding in KDDI, the second largest

TOP 10 COUNTRIES
Based on Equity Securities
2/28/05

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                                     NET ASSETS
--------------------------------------------------------------------------------
  U.S.                                                                     21.5%
--------------------------------------------------------------------------------
  U.K.                                                                     19.4%
--------------------------------------------------------------------------------
  Japan                                                                     8.6%
--------------------------------------------------------------------------------
  Netherlands                                                               6.2%
--------------------------------------------------------------------------------
  Switzerland                                                               5.7%
--------------------------------------------------------------------------------
  South Korea                                                               3.9%
--------------------------------------------------------------------------------
  Germany                                                                   3.2%
--------------------------------------------------------------------------------
  Hong Kong                                                                 2.7%
--------------------------------------------------------------------------------
  France                                                                    2.5%
--------------------------------------------------------------------------------
  Spain                                                                     2.5%
--------------------------------------------------------------------------------

(7) In the SOI, the consumer discretionary sector comprises automobiles; hotels, restaurants and leisure; household durables; leisure equipment and products; media; and specialty retail. In the SOI, the financials sector comprises capital markets, commercial banks, insurance and real estate, while the health care sector comprises health care equipment and supplies, health care providers and services, and pharmaceuticals.


                                                           Semiannual Report | 5

TOP 10 EQUITY HOLDINGS
2/28/05

--------------------------------------------------------------------------------
  COMPANY                                                            % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY                                           NET ASSETS
--------------------------------------------------------------------------------
  Shell Transport & Trading Co. PLC                                         2.2%
   OIL & GAS, U.K.
--------------------------------------------------------------------------------
  GlaxoSmithKline PLC                                                       2.1%
   PHARMACEUTICALS, U.K.
--------------------------------------------------------------------------------
  BP PLC                                                                    1.8%
   OIL & GAS, U.K.
--------------------------------------------------------------------------------
  Nestle SA                                                                 1.8%
   FOOD PRODUCTS, SWITZERLAND
--------------------------------------------------------------------------------
  Unilever NV                                                               1.6%
   FOOD PRODUCTS, NETHERLANDS
--------------------------------------------------------------------------------
  British Sky Broadcasting Group PLC                                        1.6%
   MEDIA, U.K.
--------------------------------------------------------------------------------
  Eni SpA                                                                   1.5%
   OIL & GAS, ITALY
--------------------------------------------------------------------------------
  Cheung Kong Holdings Ltd.                                                 1.3%
   REAL ESTATE, HONG KONG
--------------------------------------------------------------------------------
  Royal Bank of Scotland Group PLC, common & restricted                     1.3%
   COMMERCIAL BANKS, U.K.
--------------------------------------------------------------------------------
  National Grid Transco PLC                                                 1.3%
   MULTI-UTILITIES & UNREGULATED POWER, U.K.
--------------------------------------------------------------------------------

telecommunications company in Japan. All three stocks were positive contributors to Fund performance during the reporting period.

The Fund sold its exposure to Michelin, the French tire producer. The business is performing well, but the stock price has appreciated over 100% in U.S. dollars since its April 2003 lows. We also sold our holding in General Mills, the U.S. food producer, and we used the proceeds to add to existing holdings in two European food companies, Nestle and Unilever.

It is also important to recognize the effect of currency movements on the Fund's performance. For the six months ended February 28, 2005, the U.S. dollar declined in value relative to most non-U.S. currencies. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. The Fund's performance was positively affected by the portfolio's primary investment in securities with non-U.S. currency exposure due to the U.S. dollar's decrease in value during the period. However, one cannot expect the same result in future periods.

Thank you for investing in Templeton Growth Fund. We welcome your comments and look forward to serving your future investment needs.

                             /s/ Murdo Murchison
[PHOTO OMITTED]
                             Murdo Murchison, CFA
                             Portfolio Manager
                             Templeton Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 | Semiannual Report

Performance Summary as of 2/28/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------------
  CLASS A                                      CHANGE    2/28/05    8/31/04
-------------------------------------------------------------------------------
  Net Asset Value (NAV)                        +$2.29     $23.32     $21.03
-------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/04-2/28/05)
-------------------------------------------------------------------------------
  Dividend Income                   $0.4159
-------------------------------------------------------------------------------
  Short-Term Capital Gain           $0.0356
-------------------------------------------------------------------------------
  Long-Term Capital Gain            $0.7421
-------------------------------------------------------------------------------
        TOTAL                       $1.1936
-------------------------------------------------------------------------------
  CLASS B                                      CHANGE    2/28/05    8/31/04
-------------------------------------------------------------------------------
  Net Asset Value (NAV)                        +$2.29     $22.93     $20.64
-------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/04-2/28/05)
-------------------------------------------------------------------------------
  Dividend Income                   $0.2733
-------------------------------------------------------------------------------
  Short-Term Capital Gain           $0.0356
-------------------------------------------------------------------------------
  Long-Term Capital Gain            $0.7421
-------------------------------------------------------------------------------
        TOTAL                       $1.0510
-------------------------------------------------------------------------------
  CLASS C                                      CHANGE    2/28/05    8/31/04
-------------------------------------------------------------------------------
  Net Asset Value (NAV)                        +$2.28     $22.84     $20.56
-------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/04-2/28/05)
-------------------------------------------------------------------------------
  Dividend Income                   $0.2656
-------------------------------------------------------------------------------
  Short-Term Capital Gain           $0.0356
-------------------------------------------------------------------------------
  Long-Term Capital Gain            $0.7421
-------------------------------------------------------------------------------
        TOTAL                       $1.0433
-------------------------------------------------------------------------------
  CLASS R                                      CHANGE    2/28/05    8/31/04
-------------------------------------------------------------------------------
  Net Asset Value (NAV)                        +$2.27     $23.17     $20.90
-------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/04-2/28/05)
-------------------------------------------------------------------------------
  Dividend Income                   $0.3785
-------------------------------------------------------------------------------
  Short-Term Capital Gain           $0.0356
-------------------------------------------------------------------------------
  Long-Term Capital Gain            $0.7421
-------------------------------------------------------------------------------
        TOTAL                       $1.1562
-------------------------------------------------------------------------------
  ADVISOR CLASS                                CHANGE    2/28/05    8/31/04
-------------------------------------------------------------------------------
  Net Asset Value (NAV)                        +$2.26     $23.33     $21.07
-------------------------------------------------------------------------------
  DISTRIBUTIONS (9/1/04-2/28/05)
-------------------------------------------------------------------------------
  Dividend Income                   $0.4688
-------------------------------------------------------------------------------
  Short-Term Capital Gain           $0.0356
-------------------------------------------------------------------------------
  Long-Term Capital Gain            $0.7421
-------------------------------------------------------------------------------
        TOTAL                       $1.2465
-------------------------------------------------------------------------------


                                                           Semiannual Report | 7

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

------------------------------------------------------------------------------------------------------
  CLASS A                                  6-MONTH       1-YEAR       5-YEAR            10-YEAR
------------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                 17.15%       13.90%       62.96%            206.43%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)             10.43%        7.35%        8.96%             11.19%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment(3)           $11,043      $10,735      $15,355            $28,883
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(4)                      7.33%        7.11%             10.81%
------------------------------------------------------------------------------------------------------
  CLASS B                                  6-MONTH       1-YEAR       5-YEAR      INCEPTION (1/1/99)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                 16.70%       13.03%       56.98%             82.61%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)             12.70%        9.03%        9.16%             10.27%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment(3)           $11,270      $10,903      $15,498            $18,261
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(4)                      9.01%        7.28%              9.83%
------------------------------------------------------------------------------------------------------
  CLASS C                                  6-MONTH       1-YEAR       5-YEAR      INCEPTION (5/1/95)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                 16.67%       12.99%       57.04%            169.81%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)             15.67%       11.99%        9.45%             10.62%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment(3)           $11,567      $11,199      $15,704            $26,981
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(4)                     11.97%        7.57%             10.34%
------------------------------------------------------------------------------------------------------
  CLASS R                                  6-MONTH       1-YEAR       3-YEAR      INCEPTION (1/1/02)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                 17.02%       13.59%       42.48%             41.69%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)             16.02%       12.59%       12.52%             11.67%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment(3)           $11,602      $11,259      $14,248            $14,169
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(4)                     12.57%       10.60%             10.81%
------------------------------------------------------------------------------------------------------
  ADVISOR CLASS(5)                         6-MONTH       1-YEAR       5-YEAR            10-YEAR
------------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                 17.26%       14.12%       65.00%            215.43%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)             17.26%       14.12%       10.53%             12.17%
------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment(3)           $11,726      $11,412      $16,500            $31,543
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(4)                     14.15%        8.66%             11.80%
------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


8 | Semiannual Report

ENDNOTES

THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(4) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5) Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were 123.06% and 10.33%.


                                                           Semiannual Report | 9

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


10 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------------
                                             BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
  CLASS A                                      VALUE 8/31/04      VALUE 2/28/05   PERIOD* 8/31/04-2/28/05
------------------------------------------------------------------------------------------------------------
  Actual                                          $1,000            $1,171.50              $5.71
------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)        $1,000            $1,019.54              $5.31
------------------------------------------------------------------------------------------------------------
  CLASS B
------------------------------------------------------------------------------------------------------------
  Actual                                          $1,000            $1,167.00              $9.67
------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)        $1,000            $1,015.87              $9.00
------------------------------------------------------------------------------------------------------------
  CLASS C
------------------------------------------------------------------------------------------------------------
  Actual                                          $1,000            $1,166.70              $9.72
------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)        $1,000            $1,015.82              $9.05
------------------------------------------------------------------------------------------------------------
  CLASS R
------------------------------------------------------------------------------------------------------------
  Actual                                          $1,000            $1,170.20              $7.05
------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)        $1,000            $1,018.30              $6.56
------------------------------------------------------------------------------------------------------------
  ADVISOR CLASS
------------------------------------------------------------------------------------------------------------
  Actual                                          $1,000            $1,172.60              $4.36
------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)        $1,000            $1,020.78              $4.06
------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      1.06%; B: 1.80%; C: 1.81%; R: 1.31%; and Advisor: 0.81%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                          Semiannual Report | 11

Templeton Growth Fund, Inc.

FINANCIAL HIGHLIGHTS

                                       --------------------------------------------------------------------------------------------
                                       SIX MONTHS ENDED
                                       FEBRUARY 28, 2005                              YEAR ENDED AUGUST 31,
CLASS A                                  (UNAUDITED)             2004            2003            2002           2001           2000
                                       --------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
the period)

Net asset value, beginning of period   $     21.03        $     18.54     $     17.10     $     18.11    $     19.67    $     19.56
                                       --------------------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ..........           .09                .36             .34             .33            .39            .35

 Net realized and unrealized
 gains (losses) ....................          3.40               2.58            1.46            (.88)          (.16)           .99
                                       --------------------------------------------------------------------------------------------
Total from investment operations ...          3.49               2.94            1.80            (.55)           .23           1.34
                                       --------------------------------------------------------------------------------------------
Less distributions from:

 Net investment income .............          (.42)              (.45)           (.36)           (.40)          (.37)          (.54)

 Net realized gains ................          (.78)                --              --            (.06)         (1.42)          (.69)
                                       --------------------------------------------------------------------------------------------
Total distributions ................         (1.20)              (.45)           (.36)           (.46)         (1.79)         (1.23)
                                       --------------------------------------------------------------------------------------------
Redemption fees ....................            --(c)              --(c)           --(c)           --             --             --
                                       --------------------------------------------------------------------------------------------
Net asset value, end of period .....   $     23.32        $     21.03     $     18.54     $     17.10    $     18.11    $     19.67
                                       ============================================================================================


Total return(b) ....................         17.15%             16.14%          10.90%          (3.01)%         1.62%          7.58%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..   $19,095,201        $15,771,174     $13,021,261     $11,689,389    $12,092,917    $13,191,493

Ratios to average net assets:

 Expenses ..........................          1.06%(d)           1.10%           1.13%           1.10%          1.15%          1.11%

 Net investment income .............           .83%(d)           1.75%           2.05%           1.85%          2.11%          1.83%

Portfolio turnover rate ............         11.68%             24.58%          32.12%          55.63%         24.29%         50.57%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


12 | See notes to financial statements. | Semiannual Report

Templeton Growth Fund, Inc.

                                       --------------------------------------------------------------------------------------------
                                       SIX MONTHS ENDED
                                       FEBRUARY 28, 2005                              YEAR ENDED AUGUST 31,
CLASS B                                  (UNAUDITED)             2004            2003            2002           2001           2000
                                       --------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)

Net asset value, beginning of period   $     20.64        $     18.24     $     16.85     $     17.87    $     19.45    $     19.46
                                       --------------------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ..........           .01                .21             .22             .20            .25            .22

 Net realized and unrealized
  gains (losses) ...................          3.33               2.54            1.43            (.87)          (.16)           .97
                                       --------------------------------------------------------------------------------------------
Total from investment operations ...          3.34               2.75            1.65            (.67)           .09           1.19
                                       --------------------------------------------------------------------------------------------
Less distributions from:

 Net investment income .............          (.27)              (.35)           (.26)           (.29)          (.25)          (.51)

 Net realized gains ................          (.78)                --              --            (.06)         (1.42)          (.69)
                                       --------------------------------------------------------------------------------------------
Total distributions ................         (1.05)              (.35)           (.26)           (.35)         (1.67)         (1.20)
                                       --------------------------------------------------------------------------------------------
Redemption fees ....................            --(c)              --(c)           --(c)           --             --             --
                                       --------------------------------------------------------------------------------------------
Net asset value, end of period .....   $     22.93        $     20.64     $     18.24     $     16.85    $     17.87    $     19.45
                                       ============================================================================================


Total return(b) ....................         16.70%             15.27%          10.08%          (3.74)%          .91%          6.81%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..   $   564,356        $   433,467     $   278,340     $   166,015    $    93,301    $    69,297

Ratios to average net assets:

 Expenses ..........................          1.80%(d)           1.85%           1.88%           1.85%          1.89%          1.86%

 Net investment income..............           .09%(d)           1.00%           1.30%           1.10%          1.40%          1.16%

Portfolio turnover rate ............         11.68%             24.58%          32.12%          55.63%         24.29%         50.57%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


                     Semiannual Report | See notes to financial statements. | 13

Templeton Growth Fund, Inc.

                                       --------------------------------------------------------------------------------------------
                                       SIX MONTHS ENDED
                                       FEBRUARY 28, 2005                              YEAR ENDED AUGUST 31,
CLASS C                                  (UNAUDITED)             2004            2003            2002           2001           2000
                                       --------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning of period   $     20.56        $     18.15     $     16.74     $     17.73    $     19.28    $     19.15
                                       --------------------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ..........           .01                .20             .21             .20            .25            .20

 Net realized and unrealized gains
 (losses) ..........................          3.32               2.54            1.44            (.86)          (.16)           .98
                                       --------------------------------------------------------------------------------------------
Total from investment operations ...          3.33               2.74            1.65            (.66)           .09           1.18
                                       --------------------------------------------------------------------------------------------
Less distributions from:

 Net investment income .............          (.27)              (.33)           (.24)           (.27)          (.22)          (.36)

 Net realized gains ................          (.78)                --              --            (.06)         (1.42)          (.69)
                                       --------------------------------------------------------------------------------------------
Total distributions ................         (1.05)              (.33)           (.24)           (.33)         (1.64)         (1.05)
                                       --------------------------------------------------------------------------------------------
Redemption fees ....................            --(c)              --(c)           --(c)           --             --             --
                                       --------------------------------------------------------------------------------------------
Net asset value, end of period .....   $     22.84        $     20.56     $     18.15     $     16.74    $     17.73    $     19.28
                                       ============================================================================================


Total return(b) ....................         16.67%             15.30%          10.08%          (3.73)%          .90%          6.79%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..   $ 1,765,361        $ 1,394,289     $ 1,064,405     $   897,064    $   906,390    $   995,687

Ratios to average net assets:

 Expenses ..........................          1.81%(d)           1.85%           1.88%           1.84%          1.89%          1.85%

 Net investment income .............           .08%(d)           1.00%           1.30%           1.11%          1.37%          1.08%

Portfolio turnover rate ............         11.68%             24.58%          32.12%          55.63%         24.29%         50.57%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


14 | See notes to financial statements. | Semiannual Report

Templeton Growth Fund, Inc.

                                       --------------------------------------------------------------
                                       SIX MONTHS ENDED
                                       FEBRUARY 28, 2005                YEAR ENDED AUGUST 31,
CLASS R                                   (UNAUDITED)            2004            2003         2002(e)
                                       --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning of period   $     20.90        $     18.44     $     17.07     $     18.06
                                       --------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ..........           .06                .33             .32             .32

 Net realized and unrealized gains
 (losses) ..........................          3.37               2.56            1.42           (1.31)
                                       --------------------------------------------------------------
Total from investment operations ...          3.43               2.89            1.74            (.99)
                                       --------------------------------------------------------------
Less distributions from:

 Net investment income .............          (.38)              (.43)           (.37)             --

 Net realized gains ................          (.78)                --              --              --
                                       --------------------------------------------------------------
Total distributions ................         (1.16)                --              --              --
                                       --------------------------------------------------------------
Redemption fees ....................            --(c)              --(c)           --(c)           --
                                       --------------------------------------------------------------
Net asset value, end of period .....   $     23.17        $     20.90     $     18.44     $     17.07
                                       ==============================================================


Total return(b) ....................        17.02%              15.85%          10.58%          (5.48)%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..   $    88,965        $    57,951     $    28,584     $     5,394

Ratios to average net assets:

 Expenses ..........................          1.31%(d)           1.35%           1.39%           1.35%(d)

 Net investment income .............           .58%(d)           1.50%           1.79%           1.60%(d)

Portfolio turnover rate ............         11.68%             24.58%          32.12%          55.63%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.

(e)   For the period January 2, 2002 (effective date) to August 31, 2002.


                     Semiannual Report | See notes to financial statements. | 15

Templeton Growth Fund, Inc.

                                       --------------------------------------------------------------------------------------------
                                       SIX MONTHS ENDED
                                       FEBRUARY 28, 2005                              YEAR ENDED AUGUST 31,
ADVISOR CLASS                            (UNAUDITED)             2004            2003            2002           2001           2000
                                       --------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)

Net asset value, beginning of period   $     21.07        $     18.57     $     17.13     $     18.15    $     19.71    $     19.61
                                       --------------------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ..........           .12                .48             .38             .37            .43            .40

 Net realized and unrealized gains
  (losses) .........................          3.39               2.52            1.46            (.88)          (.15)           .99
                                       --------------------------------------------------------------------------------------------
Total from investment operations ...          3.51               3.00            1.84            (.51)           .28           1.39
                                       --------------------------------------------------------------------------------------------
Less distributions from:

 Net investment income .............          (.47)              (.50)           (.40)           (.45)          (.42)          (.60)

 Net realized gains ................          (.78)                --              --            (.06)         (1.42)          (.69)
                                       --------------------------------------------------------------------------------------------
Total distributions ................         (1.25)              (.50)           (.40)           (.51)         (1.84)         (1.29)
                                       --------------------------------------------------------------------------------------------
Redemption fees ....................            --(c)              --(c)           --(c)           --             --             --
                                       --------------------------------------------------------------------------------------------
Net asset value, end of period .....   $     23.33        $     21.07     $     18.57     $     17.13    $     18.15    $     19.71
                                       ============================================================================================


Total return(b) ....................         17.26%             16.43%          11.19%          (2.80)%         1.90%          7.87%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..   $ 1,759,109        $   911,764     $   137,776     $    98,999    $    84,975    $   118,679

Ratios to average net assets:

 Expenses ..........................           .81%(d)            .85%            .88%            .85%           .90%           .86%

 Net investment income .............          1.08%(d)           2.00%           2.30%           2.10%          2.36%          2.10%

Portfolio turnover rate ............         11.68%             24.58%          32.12%          55.63%         24.29%         50.57%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c)   Amount is less than $0.01 per share.

(d)   Annualized.


16 | See notes to financial statements. | Semiannual Report

Templeton Growth Fund, Inc.

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2005 (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------------------
                                                                  INDUSTRY                       SHARES              VALUE
-------------------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS 87.2%
        BERMUDA 1.5%
        ACE Ltd. ............................                    Insurance                       3,500,000      $   155,610,000
        XL Capital Ltd., A ..................                    Insurance                       2,500,000          187,500,000
                                                                                                                ---------------
                                                                                                                    343,110,000
                                                                                                                ---------------
        CANADA 2.4%
        Barrick Gold Corp. ..................                 Metals & Mining                   10,000,000          248,165,119
        BCE Inc. ............................      Diversified Telecommunication Services       13,135,376          306,266,623
                                                                                                                ---------------
                                                                                                                    554,431,742
                                                                                                                ---------------
        CHINA .4%
        China Mobile (Hong Kong) Ltd. .......       Wireless Telecommunication Services         26,280,500           85,760,099
                                                                                                                ---------------
        DENMARK 1.2%
        TDC AS ..............................      Diversified Telecommunication Services        6,000,000          270,037,090
                                                                                                                ---------------
        FINLAND 1.9%
        Stora Enso OYJ, R (EUR/FIM Traded) ..             Paper & Forest Products               14,000,000          213,298,196
        UPM-Kymmene Corp. ...................             Paper & Forest Products               10,000,000          222,872,580
                                                                                                                ---------------
                                                                                                                    436,170,776
                                                                                                                ---------------
        FRANCE 2.5%
        Accor SA ............................           Hotels Restaurants & Leisure             6,000,000          281,192,891
        Sanofi-Aventis ......................                 Pharmaceuticals                    3,800,040          303,946,839
                                                                                                                ---------------
                                                                                                                    585,139,730
                                                                                                                ---------------
        GERMANY 2.5%
        Bayer AG, Br. .......................                    Chemicals                       7,000,000          243,795,852
        E.ON AG .............................                Electric Utilities                  3,200,000          287,183,833
        Volkswagen AG .......................                   Automobiles                      1,200,000           59,194,322
                                                                                                                ---------------
                                                                                                                    590,174,007
                                                                                                                ---------------
        HONG KONG 2.7%
        Cheung Kong Holdings Ltd. ...........                   Real Estate                     32,999,800          314,175,004
        Hong Kong Electric Holdings Ltd. ....                Electric Utilities                 42,000,000          191,179,582
        Swire Pacific Ltd., A ...............             Industrial Conglomerates               9,000,000           73,567,596
        Swire Pacific Ltd., B ...............             Industrial Conglomerates              40,002,000           60,011,078
                                                                                                                ---------------
                                                                                                                    638,933,260
                                                                                                                ---------------
        ISRAEL .2%
    (a) Check Point Software
         Technologies Ltd. ..................                     Software                       1,773,952           39,257,558
                                                                                                                ---------------
        ITALY 1.4%
        Eni SpA .............................                    Oil & Gas                      13,000,000          339,142,411
                                                                                                                ---------------
        JAPAN 8.6%
        Fuji Photo Film Co. Ltd. ............           Leisure Equipment & Products             6,000,000          226,696,638
        Hitachi Ltd. ........................        Electronic Equipment & Instruments         40,000,000          253,670,668
        KDDI Corp. ..........................       Wireless Telecommunication Services             32,618          167,543,794
        Nintendo Co. Ltd. ...................                     Software                       2,200,000          244,105,409
        Nippon Telegraph & Telephone Corp. ..      Diversified Telecommunication Services           50,000          216,653,116
        Nomura Holdings Inc. ................                 Capital Markets                   17,999,167          248,436,539
        Olympus Corp. .......................         Health Care Equipment & Supplies           9,959,525          219,110,503


                                                          Semiannual Report | 17

Templeton Growth Fund, Inc.

-------------------------------------------------------------------------------------------------------------------------------
                                                                  INDUSTRY                       SHARES              VALUE
-------------------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS (CONT.)
        JAPAN (CONT.)
        Sony Corp. ..........................                Household Durables                  5,400,000      $   206,093,070
        Takeda Pharmaceutical Co. Ltd. ......                 Pharmaceuticals                    4,500,000          215,648,764
                                                                                                                ---------------
                                                                                                                  1,997,958,501
                                                                                                                ---------------
        MEXICO .9%
        Telefonos de Mexico SA de CV
         (Telmex), L, ADR ...................      Diversified Telecommunication Services        5,500,000          215,655,000
                                                                                                                ---------------
        NETHERLANDS 6.2%
        Akzo Nobel NV .......................                    Chemicals                       6,000,000          270,545,859
        Koninklijke Philips Electronics NV ..                Household Durables                  7,000,000          193,646,211
        Reed Elsevier NV ....................                      Media                        16,500,000          247,781,868
        Unilever NV .........................                  Food Products                     5,500,000          366,355,908
        VNU NV ..............................                      Media                         6,885,900          215,566,221
        Wolters Kluwer NV ...................                      Media                         7,931,217          153,343,444
                                                                                                                ---------------
                                                                                                                  1,447,239,511
                                                                                                                ---------------
        SINGAPORE .7%
        Singapore Airlines Ltd. .............                     Airlines                      21,999,770          162,750,287
                                                                                                                ---------------
        SOUTH AFRICA .1%
        Sappi Ltd. ..........................             Paper & Forest Products                2,478,980           33,413,357
                                                                                                                ---------------
        SOUTH KOREA 3.9%
        Kookmin Bank ........................                 Commercial Banks                   4,199,993          194,006,645
        KT Corp., ADR .......................      Diversified Telecommunication Services       13,000,000          301,730,000
        Samsung Electronics Co. Ltd. ........     Semiconductors & Semiconductor Equipment         327,722          171,935,783
        SK Telecom Co. Ltd. .................       Wireless Telecommunication Services            600,000          108,113,489
        SK Telecom Co. Ltd., ADR ............       Wireless Telecommunication Services          6,000,000          127,800,000
                                                                                                                ---------------
                                                                                                                    903,585,917
                                                                                                                ---------------
        SPAIN 2.5%
        Banco Santander Central Hispano SA ..                 Commercial Banks                  15,000,000          185,925,789
        Endesa SA ...........................                Electric Utilities                  8,000,000          181,052,520
        Repsol YPF SA .......................                    Oil & Gas                       8,000,000          217,813,915
                                                                                                                ---------------
                                                                                                                    584,792,224
                                                                                                                ---------------
        SWEDEN 1.0%
        Nordea Bank AB ......................                 Commercial Banks                  11,000,000          115,772,548
        Securitas AB, B .....................          Commercial Services & Supplies            7,400,000          117,906,739
                                                                                                                ---------------
                                                                                                                    233,679,287
                                                                                                                ---------------
        SWITZERLAND 5.7%
        Nestle SA ...........................                  Food Products                     1,500,000          416,541,094
        Novartis AG .........................                 Pharmaceuticals                    4,000,000          200,628,579
        Swiss Reinsurance Co. ...............                    Insurance                       3,600,000          264,261,420
    (a) Syngenta AG .........................                    Chemicals                       1,800,000          201,644,638
        UBS AG ..............................                 Capital Markets                    2,700,000          234,580,445
                                                                                                                ---------------
                                                                                                                  1,317,656,176
                                                                                                                ---------------


18 | Semiannual Report

Templeton Growth Fund, Inc.

-------------------------------------------------------------------------------------------------------------------------------
                                                                  INDUSTRY                      SHARES               VALUE
-------------------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS (CONT.)
        UNITED KINGDOM 19.4%
        BAE Systems PLC .....................               Aerospace & Defense                 61,567,664      $   302,939,225
        BP PLC ..............................                    Oil & Gas                      38,587,923          416,821,956
        British Sky Broadcasting Group PLC ..                      Media                        33,191,157          361,397,525
        Cadbury Schweppes PLC ...............                  Food Products                    20,169,064          198,093,175
        Compass Group PLC ...................           Hotels Restaurants & Leisure            23,029,065          110,878,388
        GlaxoSmithKline PLC .................                 Pharmaceuticals                   20,000,000          477,819,636
        National Grid Transco PLC ...........       Multi-Utilities & Unregulated Power         32,000,000          310,448,220
        Pearson PLC .........................                      Media                        18,000,000          220,727,301
        Rentokil Initial PLC ................          Commercial Services & Supplies           70,000,000          213,250,557
    (a) Rolls-Royce Group PLC ...............               Aerospace & Defense                 40,000,000          199,892,366
        Royal Bank of Scotland Group PLC ....                 Commercial Banks                   7,386,224          253,125,959
        Royal Bank of Scotland Group PLC, 144A                Commercial Banks                   1,698,000           58,190,474
        Shell Transport & Trading Co. PLC ...                    Oil & Gas                      53,961,715          506,137,405
        Shire Pharmaceuticals Group PLC .....                 Pharmaceuticals                   11,000,000          122,626,278
        Smiths Group PLC ....................             Industrial Conglomerates              15,000,000          246,213,577
        Standard Chartered PLC ..............                 Commercial Banks                   7,500,000          137,594,180
        Vodafone Group PLC ..................       Wireless Telecommunication Services        103,990,527          272,328,540
        William Morrison Supermarkets PLC ...             Food & Staples Retailing              22,480,450           96,786,746
                                                                                                                ---------------
                                                                                                                  4,505,271,508
                                                                                                                ---------------
        UNITED STATES 21.5%
        Abbott Laboratories .................                 Pharmaceuticals                    4,400,000          202,356,000
        AmerisourceBergen Corp. .............         Health Care Providers & Services           4,600,000          275,540,000
        Boeing Co. ..........................               Aerospace & Defense                  4,000,000          219,880,000
        Bowater Inc. ........................             Paper & Forest Products                2,571,500           99,851,345
        Bristol-Myers Squibb Co. ............                 Pharmaceuticals                   11,000,000          275,330,000
    (a) Cadence Design Systems Inc. .........                     Software                       6,831,800           94,142,204
        CIGNA Corp. .........................         Health Care Providers & Services           2,300,000          208,840,000
    (a) DIRECTV Group Inc. ..................                      Media                        15,740,400          236,263,404
        DTE Energy Co. ......................                Electric Utilities                  6,000,000          265,320,000
        El Paso Corp. .......................                    Oil & Gas                      13,620,500          167,940,765
        Electronic Data Systems Corp. .......                   IT Services                      9,380,500          199,804,650
        Florida East Coast Industries Inc. ..                   Road & Rail                        470,546           20,233,478
        H&R Block Inc. ......................          Commercial Services & Supplies            4,500,000          239,850,000
        H.J. Heinz Co. ......................                  Food Products                     5,445,000          204,949,800
        HCA Inc. ............................         Health Care Providers & Services           4,000,000          188,840,000
        International Paper Co. .............             Paper & Forest Products                4,000,000          149,400,000
    (a) Interpublic Group of Cos. Inc. ......                      Media                         8,000,000          105,120,000
    (a) Kroger Co. ..........................             Food & Staples Retailing              11,000,000          197,890,000
        Mattel Inc. .........................           Leisure Equipment & Products             2,018,200           42,220,744
(a),(b) Maxtor Corp. ........................             Computers & Peripherals               12,500,000           69,250,000
    (a) News Corp. Ltd., A .................                       Media                         2,757,700           45,888,128
        Noble Corp. .........................           Energy Equipment & Services              3,600,000          205,452,000
    (a) Office Depot Inc. ...................                 Specialty Retail                   2,140,800           41,210,400
        Pfizer Inc. .........................                 Pharmaceuticals                   10,600,000          278,674,000
        Raytheon Co. ........................               Aerospace & Defense                  5,300,000          202,672,000


                                                          Semiannual Report | 19

Templeton Growth Fund, Inc.

-------------------------------------------------------------------------------------------------------------------------------
                                                                   INDUSTRY                       SHARES              VALUE
-------------------------------------------------------------------------------------------------------------------------------
        COMMON STOCKS (CONT.)
        UNITED STATES (CONT.)
    (a) Seagate Technology ..................             Computers & Peripherals                9,500,000      $   170,715,000
(a),(b) Tenet Healthcare Corp.                       Health Care Providers & Services           26,231,000          286,180,210
        The St. Joe Co. .....................                   Real Estate                      1,415,700          102,850,605
        Willis Group Holdings Ltd. ..........                    Insurance                       5,072,100          200,601,555
                                                                                                                ---------------
                                                                                                                  4,997,266,288
                                                                                                                ---------------
        TOTAL COMMON STOCKS
         (COST $15,657,427,890)                                                                                  20,281,424,729
                                                                                                                ---------------
        PREFERRED STOCK
         (COST $181,562,463) .7%
        GERMANY .7%
        Volkswagen AG, pfd. .................                   Automobiles                      4,499,990          164,532,039
                                                                                                                ---------------

                                                                                           -------------------
                                                                                           PRINCIPAL AMOUNT(c)
                                                                                           -------------------

        BONDS & NOTES 2.3%
        AUSTRALIA .5%
        New South Wales Treasury Corp.,
         6.50%, 5/01/06 .....................                                                  149,000,000 AUD      119,076,006
                                                                                                                ---------------
        GERMANY 1.5%
        Federal Republic of Germany,
         4.50%, 8/18/06 .....................                                                  250,000,000 EUR      340,897,052
                                                                                                                ---------------
        NEW ZEALAND .3%
        Government of New Zealand,
          6.50%, 2/15/06 ....................                                                   55,900,000 NZD       40,719,285
          7.00%, 7/15/09 ....................                                                   54,000,000 NZD       40,472,017
                                                                                                                ---------------
                                                                                                                     81,191,302
                                                                                                                ---------------
        TOTAL BONDS & NOTES
         (COST $358,691,475)                                                                                        541,164,360
                                                                                                                ---------------
        SHORT TERM INVESTMENTS 9.8%
        FRANCE 1.0%
    (d) French Treasury Bill,
         4/28/05 - 10/27/05                                                                    175,000,000 EUR      230,014,497
                                                                                                                ---------------
        GERMANY 1.5%
        Deutsche Bank AG, Time Deposit,
         2.01%, 3/01/05                                                                        136,700,000 EUR      180,589,030
    (d) German Treasury Bill,
         4/20/05 - 6/15/05                                                                     125,000,000 EUR      164,754,370
                                                                                                                ---------------
                                                                                                                    345,343,400
                                                                                                                ---------------
        NETHERLANDS .3%
    (d) Dutch Treasury Bill, 6/30/05 .......                                                    50,000,000 EUR       65,723,720
                                                                                                                ---------------


20 | Semiannual Report

Templeton Growth Fund, Inc.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL AMOUNT(c)        VALUE
-------------------------------------------------------------------------------------------------------------------------------
        SHORT TERM INVESTMENTS (CONT.)
        UNITED STATES 7.0%
    (d) U.S. Treasury Bill, 3/03/05 - 5/26/05                                                1,644,912,000      $ 1,638,677,108
                                                                                                                ---------------
        TOTAL SHORT TERM INVESTMENTS
         (COST $2,270,000,445)                                                                                    2,279,758,725
                                                                                                                ---------------
        TOTAL INVESTMENTS
         (COST $18,467,682,273) 100.0%                                                                           23,266,879,853
        OTHER ASSETS, LESS LIABILITIES ......                                                                         6,112,916
                                                                                                                ---------------
        NET ASSETS 100.0%....................                                                                   $23,272,992,769
                                                                                                                ===============

PORTFOLIO ABBREVIATIONS:
ADR - American Depository Receipt

CURRENCY ABBREVIATIONS:
AUD - Australian Dollar
EUR - Euro
FIM - Finnish Markka
NZD - New Zealand Dollar

(a)   Non-income producing.

(b)   See Note 7 regarding holdings of 5% voting securities.

(c)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(d)   Security is traded on a discount basis with no stated coupon rate.


                     Semiannual Report | See notes to financial statements. | 21

Templeton Growth Fund, Inc.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2005 (unaudited)

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ..........................   $  18,097,703,375
  Cost - Non-controlled affiliated issuers (Note 7) ....         369,978,898
                                                           -----------------
  Total cost of investments ............................   $  18,467,682,273
                                                           =================
  Value - Unaffiliated issuers .........................   $  22,911,449,643
  Value - Non-controlled affiliated issuers (Note 7) ...         355,430,210
                                                           -----------------
  Total value of investments ...........................      23,266,879,853
 Foreign currency, at value (cost $31,346) .............              38,998
 Receivables:
  Investment securities sold ...........................          13,056,981
  Capital shares sold ..................................          73,003,167
  Dividends and interest ...............................          70,855,751
  Affiliates (Note 8) ..................................           3,770,745
                                                           -----------------
    Total assets .......................................      23,427,605,495
                                                           -----------------
Liabilities:
 Payables:
  Investment securities purchased ......................         105,629,461
  Capital shares redeemed ..............................          22,518,973
  Affiliates ...........................................          19,158,398
 Funds advanced by custodian ...........................           5,391,353
 Other liabilities .....................................           1,914,541
                                                           -----------------
    Total liabilities ..................................         154,612,726
                                                           -----------------
      Net assets, at value .............................   $  23,272,992,769
                                                           =================
Net assets consist of:
 Distributions in excess of net investment income ......   $      (9,156,134)
 Net unrealized appreciation (depreciation) ............       4,801,485,566
 Accumulated net realized gain (loss) ..................         553,038,474
 Capital shares ........................................      17,927,624,863
                                                           -----------------
      Net assets, at value .............................   $  23,272,992,769
                                                           =================


22 | See notes to financial statements. | Semiannual Report

Templeton Growth Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2005 (unaudited)

CLASS A:
 Net assets, at value ..................................   $  19,095,201,440
                                                           =================
 Shares outstanding ....................................         818,867,445
                                                           =================
 Net asset value per share(a) ..........................   $           23.32
                                                           =================
 Maximum offering price per share (net asset value per
  share / 94.25%) ......................................   $           24.74
                                                           =================
CLASS B:
 Net assets, at value ..................................   $     564,356,044
                                                           =================
 Shares outstanding ....................................          24,607,519
                                                           =================
 Net asset value and maximum offering price per share(a)   $           22.93
                                                           =================
CLASS C:
 Net assets, at value ..................................   $   1,765,360,713
                                                           =================
 Shares outstanding ....................................          77,281,703
                                                           =================
 Net asset value and maximum offering price per share(a)   $           22.84
                                                           =================
CLASS R:
 Net assets, at value ..................................   $      88,965,414
                                                           =================
 Shares outstanding ....................................           3,839,627
                                                           =================
 Net asset value and maximum offering price per share(a)   $           23.17
                                                           =================
ADVISOR CLASS:
 Net assets, at value ..................................   $   1,759,109,158
                                                           =================
 Shares outstanding ....................................          75,385,961
                                                           =================
 Net asset value and maximum offering price per share(a)   $           23.33
                                                           =================

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                     Semiannual Report | See notes to financial statements. | 23

Templeton Growth Fund, Inc.

STATEMENT OF OPERATIONS
for the six months ended February 28, 2005 (unaudited)

Investment income:
 Dividends (net of foreign taxes of $8,121,049) ........   $     163,856,692
 Interest ..............................................          31,544,155
 Other income (Note 8) .................................           3,770,745
                                                           -----------------
      Total investment income ..........................         199,171,592
                                                           -----------------
Expenses:
 Management fees (Note 3) ..............................          60,728,046
 Administrative fees (Note 3) ..........................           8,041,444
 Distribution fees (Note 3)
  Class A ..............................................          21,547,459
  Class B ..............................................           2,466,613
  Class C ..............................................           7,766,154
  Class R ..............................................             176,990
 Transfer agent fees (Note 3) ..........................          11,389,000
 Custodian fees (Note 4) ...............................           2,505,868
 Reports to shareholders ...............................             261,000
 Registration and filing fees ..........................             248,000
 Professional fees .....................................             214,500
 Directors' fees and expenses ..........................             162,620
 Other .................................................             338,500
                                                           -----------------
     Total expenses ....................................         115,846,194
     Expense reductions (Note 4) .......................             (32,865)
                                                           -----------------
       Net expenses ....................................         115,813,329
                                                           -----------------
         Net investment income .........................          83,358,263
                                                           -----------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..........................................         917,681,413
  Foreign currency transactions ........................          (5,263,875)
                                                           -----------------
     Net realized gain (loss) ..........................         912,417,538
                                                           -----------------
Net change in unrealized appreciation (depreciation) on:
 Investments ...........................................       2,267,906,540
 Translation of assets and liabilities denominated in
  foreign currencies ...................................           2,104,261
                                                           -----------------
     Net change in unrealized appreciation (depreciation)      2,270,010,801
                                                           -----------------
Net realized and unrealized gain (loss) ................       3,182,428,339
                                                           -----------------
Net increase (decrease) in net assets resulting from
 operations ............................................   $   3,265,786,602
                                                           =================


24 | See notes to financial statements. | Semiannual Report

Templeton Growth Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended February 28, 2005 (unaudited) and the year ended August 31, 2004

                                                                                 --------------------------------------
                                                                                 SIX MONTHS ENDED        YEAR ENDED
                                                                                 FEBRUARY 28, 2005     AUGUST 31, 2004
                                                                                 --------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................................   $      83,358,263    $     292,335,544
  Net realized gain (loss) from investments and foreign currency transactions          912,417,538          523,495,346
  Net change in unrealized appreciation (depreciation) on investments and
   translation of assets and liabilities denominated in foreign currencies ...       2,270,010,801        1,545,861,371
                                                                                 --------------------------------------
      Net increase (decrease) in net assets resulting from operations ........       3,265,786,602        2,361,692,261
                                                                                 --------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A ...................................................................        (315,890,470)        (320,678,462)
   Class B ...................................................................          (5,991,904)          (5,758,813)
   Class C ...................................................................         (18,445,120)         (20,147,122)
   Class R ...................................................................          (1,133,785)            (743,202)
   Advisor Class .............................................................         (24,583,076)          (5,422,599)
 Net realized gains:
   Class A ...................................................................        (599,991,654)                  --
   Class B ...................................................................         (17,380,589)                  --
   Class C ...................................................................         (54,801,670)                  --
   Class R ...................................................................          (2,389,825)                  --
   Advisor Class .............................................................         (42,556,318)                  --
                                                                                 --------------------------------------
 Total distributions to shareholders .........................................      (1,083,164,411)        (352,750,198)
                                                                                 --------------------------------------
 Capital share transactions (Note 2):
   Class A ...................................................................       1,504,988,317          960,883,954
   Class B ...................................................................          77,839,864          114,858,204
   Class C ...................................................................         203,903,867          182,022,934
   Class R ...................................................................          23,471,718           25,116,249
   Advisor Class .............................................................         711,492,864          746,429,648
                                                                                 --------------------------------------
 Total capital share transactions ............................................       2,521,696,630        2,029,310,989
                                                                                 --------------------------------------
 Redemption fees .............................................................              28,717               25,291
                                                                                 --------------------------------------
      Net increase (decrease) in net assets ..................................       4,704,347,538        4,038,278,343
Net assets:
 Beginning of period .........................................................      18,568,645,231       14,530,366,888
                                                                                 --------------------------------------
 End of period ...............................................................   $  23,272,992,769    $  18,568,645,231
                                                                                 ======================================
Distributions in excess of net investment income (undistributed net investment income) included in net assets:
 End of period ...............................................................   $      (9,156,134)   $     273,529,958
                                                                                 ======================================


                     Semiannual Report | See notes to financial statements. | 25

Templeton Growth Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Growth Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests mainly in the equity securities of companies located anywhere in the world, including emerging markets. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Short term securities are valued at cost.

Corporate debt securities and U.S. Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.


26 | Semiannual Report

Templeton Growth Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counter parties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.


                                                          Semiannual Report | 27

Templeton Growth Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

Redemptions and exchanges of Fund shares held five trading days or less (30 days or less prior to June 1, 2004 and 90 days or less prior to January 1, 2004) may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital as noted in the Statements of Changes in Net Assets.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


28 | Semiannual Report

Templeton Growth Fund, Inc.

2. CAPITAL STOCK

The Fund offers five classes of shares: Class A, Class B, Class C, Class R and Advisor Class. Effective March 1, 2005, Class B shares will no longer be offered except to existing Class B shareholders through reinvested distributions or exchanges into other Franklin Templeton funds' Class B shares, as permitted by the applicable fund prospectus. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At February 28, 2005, there were 1.9 billion shares authorized ($0.01 par value) of which 1.2 billion shares were designated as Class A, 100 million shares as Class B, 400 million shares as Class C, 100 million shares as Class R, and 100 million shares as Advisor Class. Transactions in the Fund's shares were as follows:

                                 ----------------------------------------------------------------
                                        SIX MONTHS ENDED                    YEAR ENDED
                                       FEBRUARY 28, 2005                  AUGUST 31, 2004
                                 ----------------------------------------------------------------
                                   SHARES           AMOUNT           SHARES           AMOUNT
                                 ----------------------------------------------------------------
CLASS A SHARES:
 Shares sold .................    84,433,235    $ 1,874,893,008    151,863,531    $ 3,135,962,308
 Shares issued in reinvestment
   of distributions ..........    36,404,862        779,600,753     14,025,891        267,015,432
 Shares redeemed .............   (51,794,152)    (1,149,505,444)  (118,389,653)    (2,442,093,786)
                                 ----------------------------------------------------------------
 Net increase (decrease) .....    69,043,945    $ 1,504,988,317     47,499,769    $   960,883,954
                                 ================================================================
CLASS B SHARES:
 Shares sold .................     3,497,364    $    76,133,606      7,037,365    $   141,865,950
 Shares issued in reinvestment
   of distributions ..........     1,024,424         21,603,659        281,765          5,275,760
 Shares redeemed .............      (911,705)       (19,897,401)    (1,582,087)       (32,283,506)
                                 ----------------------------------------------------------------
 Net increase (decrease) .....     3,610,083    $    77,839,864      5,737,043    $   114,858,204
                                 ================================================================
CLASS C SHARES:
 Shares sold .................    10,595,987    $   230,739,234     16,462,909    $   330,900,817
 Shares issued in reinvestment
   of distributions ..........     3,070,892         64,499,708        944,695         17,612,652
 Shares redeemed .............    (4,204,645)       (91,335,075)    (8,228,281)      (166,490,535)
                                 ----------------------------------------------------------------
 Net increase (decrease) .....     9,462,234    $   203,903,867      9,179,323    $   182,022,934
                                 ================================================================
CLASS R SHARES:
 Shares sold .................     1,214,528    $    26,899,065      1,690,820    $    34,688,338
 Shares issued in reinvestment
   of distributions ..........       163,147          3,474,315         39,132            741,176
 Shares redeemed .............      (311,281)        (6,901,662)      (506,552)       (10,313,265)
                                 ----------------------------------------------------------------
 Net increase (decrease) .....     1,066,394    $    23,471,718      1,223,400    $    25,116,249
                                 ================================================================
ADVISOR CLASS SHARES:
 Shares sold .................    30,127,925    $   669,817,451     38,145,813    $   794,058,266
 Shares issued in reinvestment
   of distributions ..........     3,032,942         65,074,912        236,873          4,531,408
 Shares redeemed .............    (1,044,975)       (23,399,499)    (2,532,086)       (52,160,026)
                                 ----------------------------------------------------------------
 Net increase (decrease) .....    32,115,892    $   711,492,864     35,850,600    $   746,429,648
                                 ================================================================


                                                          Semiannual Report | 29

Templeton Growth Fund, Inc.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

----------------------------------------------------------------------------------------
  SUBSIDIARY                                                      AFFILIATION
----------------------------------------------------------------------------------------
  Templeton Global Advisors Ltd. (TGAL)                           Investment manager
  Franklin Templeton Services LLC (FT Services)                   Administrative manager
  Franklin Templeton Distributors Inc. (Distributors)             Principal underwriter
  Franklin Templeton Investor Services LLC (Investor Services)    Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TGAL based on the Fund's average daily net assets as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.630%          Up to and including $1 billion
        0.615%          Over $1 billion, up to and including $5 billion
        0.600%          Over $5 billion, up to and including $10 billion
        0.580%          Over $10 billion, up to and including $15 billion
        0.560%          Over $15 billion, up to and including $20 billion
        0.540%          Over $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.150%          Up to and including $200 million
        0.135%          Over $200 million, up to and including $700 million
        0.100%          Over $700 million, up to and including $1.2 billion
        0.075%          Over $1.2 billion

C. DISTRIBUTION FEES

The Fund reimburses Distributors up to 0.25%, 1.00%, 1.00%, and 0.50% per year of the average daily net assets of Class A, Class B, Class C, and Class R, respectively, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan.

Under the Class A distribution plan, costs exceeding the maximum for the current plan period may be reimbursed in subsequent periods. At February 28, 2005, Distributors advised the Fund that unreimbursed costs were $27,478,911.


30 | Semiannual Report

Templeton Growth Fund, Inc.

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Net sales charges received.............................    $ 2,849,788
Contingent deferred sales charges retained.............    $   327,111

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $11,389,000, of which $8,516,097 was paid to Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 28, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At February 28, 2005, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes were as follows:

Cost of investments .....................................    $ 18,503,892,631
                                                             ================
Unrealized appreciation .................................    $  4,871,409,960
Unrealized depreciation .................................        (108,422,738)
                                                             ----------------
Net unrealized appreciation (depreciation) ..............    $  4,762,987,222
                                                             ================

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended February 28, 2005 aggregated $2,885,297,356 and $2,267,455,162, respectively.


                                                          Semiannual Report | 31

Templeton Growth Fund, Inc.

7. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund at February 28, 2005 were as shown below:

------------------------------------------------------------------------------------------------------------------------
                               NUMBER OF                             NUMBER OF
                              SHARES HELD                           SHARES HELD      VALUE                    REALIZED
                             AT BEGINNING     GROSS      GROSS        AT END       AT END OF    INVESTMENT    CAPITAL
  NAME OF ISSUER               OF PERIOD    ADDITIONS  REDUCTIONS    OF PERIOD      PERIOD       INCOME     GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------

  Maxtor Corp. ............    12,500,000          --          --    12,500,000  $  69,250,000  $       --  $         --

  Tenet Healthcare Corp. ..            --  26,231,000          --    26,231,000    286,180,210          --            --
                                                                              ------------------------------------------

                           TOTAL AFFILIATED SECURITIES (1.53% of Net Assets)     $ 355,430,210  $       --  $         --
                                                                              ==========================================

8. REGULATORY MATTERS

INVESTIGATIONS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

SETTLEMENTS

Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (the "Order"). The SEC's Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.


32 | Semiannual Report

Templeton Growth Fund, Inc.

8. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)

Under the terms of the SEC's Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the "Massachusetts Consent Order"). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that "Franklin did not admit or deny engaging in any wrongdoing") failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the "Second Complaint"). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin Templeton Distributors, Inc. ("FTDI") reached an agreement with the CAGO, resolving the issues resulting from the CAGO's investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO's complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.


                                                          Semiannual Report | 33

Templeton Growth Fund, Inc.

8. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934" (the "Second Order").

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds' Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company's expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

The SEC's Second Order and the CAGO settlement agreement concerning marketing support payments provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The independent distribution consultant has substantially completed preparation of these distribution plans. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the Second Order. When approved, disbursements of settlement monies under the SEC's Second Order will be made promptly in accordance with the terms and conditions of that order.


34 | Semiannual Report

Templeton Growth Fund, Inc.

8. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS

The Fund, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC's August 2, 2004 Order, as described above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

The Company and fund management strongly believe that the claims made in each of the lawsuits identified above are without merit and intend to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company's future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


                                                          Semiannual Report | 35

Templeton Growth Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


36 | Semiannual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet
  Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income  Fund
Franklin Limited Maturity
  U.S. Government Securities Fund(4),(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return
Fund Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida(8)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
    Trust(9)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchaseof 5%-25% of the outstanding number of shares. Investorsmay tender all or a por- tion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

(6) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7)   Portfolio of insured municipal securities.

(8) These funds are available in two or more variations, including long-term portfolios, portfo- lios of insured securities, a high-yield portfolio
      (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(9) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/05                                          Not part of the semiannual report

          LOGO(R)
FRANKLIN(R) TEMPLETON(R)              One Franklin Parkway
      INVESTMENTS                     San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON GROWTH FUND, INC.

INVESTMENT MANAGER
Templeton Global Advisors Limited

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

101 S2005 04/05





ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(a), the registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(A)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Fred R. Millsaps and Frank A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.   N/A


ITEM 6. SCHEDULE OF INVESTMENTS.        N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.        N/A


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANIES AND AFFILIATED PURCHASES.     N/A


ITEM 9. SUBMISSION OF MATTERS OF A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.


ITEM 10. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS

(a) Code of Ethics

(b)(1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b)(2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GROWTH FUND, INC.

By /s/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration
Date  April 25, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration
Date  April 25, 2005


By /s/GALEN G. VETTER
Chief Financial Officer
Date  April 25, 2005